Exhibit 10.34

FIRST AMENDMENT TO THE LOAN AGREEMENT

FIRST AMENDMENT TO THE LOAN AGREEMENT (this “Amendment”) dated as of June 11, 2010, between

Party A: Li Anning

Party B: Liu Liguo

Party C: Liu Yabin

Party D: Liu Yasheng

Party E: Wang Pingyi

Party F: Zhang Fude

Party G: Ding Ding

Party H: Beijing Wan Qiao Mechanical and Electrical Equipment Co.

Legal person: Liu Yabin

(Parties A, B, C, D, E, F, G and H are hereinafter referred to collectively as “Lenders”)

Party I: Beijing Wowjoint Machinery Co. is a limited company established in Beijing, the People’s Republic of China (“China”). Registered capital is RMB 28.5 million Yuan.

Legal person: Liu Yabin

(Party I is hereinafter referred to as “Borrower”)
In the Agreement, Parties A, B, C, D, E, F, G, H and I are hereinafter referred to collectively as “the Parties” and respectively as “the Party”.

WHEREAS, the Borrower and the Lenders are parties to a Loan Agreement dated as of June 11, 2010 (as amended, modified, restated and/or supplemented from time to time, the “Loan Agreement”) (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement); and

WHEREAS, the Borrower has requested, and the Lender has agreed to, the amendment provided herein on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree that effective as of the date hereof, the Loan Agreement is hereby amended as follows:

Each of the Lenders hereby waive all rights and obligations under the Loan Agreement and desire to contribute the stockholder loan of RMB1 million or whatever amount of consideration which each of the Lenders may receive to the Borrower as common equity contribution.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date first hereinabove set forth.

LENDERS:

Party A: Li Anning	Party B: Liu Liguo

/ s / Li Anning	/ s / Liu Liguo

Party C: Liu Yabin	Party D: Liu Yasheng

/ s / Liu Yabin	/ s / Liu Yasheng

Party E: Wang Pingyi	Party F: Zhang Fude

/ s / Wang Pingyi	/ s / Zhang Fude

Party G: Ding Ding

/ s / Ding Ding

Party H: Beijing Wan Qiao Mechanical and Electrical Equipment Co.

/ s / Liu Yabin
Signature of legal person: LIU YABIN

Seal:

BORROWER:

Party I: Beijing Wowjoint Machinery Co.

/ s / Liu Yabin
Signature of legal person: LIU YABIN
Seal: